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                                                                    EXHIBIT 32.1


                     DIEBOLD, INCORPORATED AND SUBSIDIARIES

   CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350


In connection with the Quarterly Report on Form 10-Q of Diebold, Incorporated (the "Company") for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walden W. O'Dell, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                        /s/ Walden W. O'Dell
                                        ----------------------------------------
                                        Walden W. O'Dell
                                        Chairman of the Board, President and
                                        Chief Executive Officer

August 8, 2003


A signed original of this written statement required by Section 906 has been provided to Diebold, Incorporated and will be retained by Diebold, Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.


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